UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GUANWEI RECYCLING CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Company)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
350301

October 10, 2013

To the Stockholders of Guanwei Recycling Corp.:

The annual meeting of the stockholders (the “Meeting”) of Guanwei Recycling Corp. (the “Company”) will be held on Wednesday, November 20, 2013 at 10:00 a.m., local time, at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Fl., New York, NY 10006.

Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

Only stockholders of record at the close of business on October 8, 2013 will be entitled to notice of and to vote at the Meeting or any adjournment of the Meeting.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares.  We ask that you either vote your shares at the Meeting or that you vote via proxy.  For your convenience, we are providing two ways in which you may vote via proxy: (1) by internet, at www.proxyvote.com and using the control number located on your proxy card, or (2) by returning the enclosed proxy card by mail pursuant to the directions printed on the proxy card.  If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

Sincerely,

/s/ Min Chen
Min Chen
Chief Executive Officer and Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on November 20, 2013

  All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on November 20, 2013

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Guanwei Recycling Corp., a Nevada corporation (the “Company”), will be held on Wednesday, November 20, 2013 at 10:00 a.m., local time, at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Fl., New York, NY 10006 for the following purposes:

1.          Election of a slate of nominees consisting of Min Chen, Qijie Chen, Juguang Gao, Howard Barth, Rui Wang, Changzhu Wang and Jingshou Qin (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company (“Proposal One”);

2.          Ratification of the appointment of Friedman LLP as the Company’s independent registered public accountants for fiscal 2013 (“Proposal Two”);

3.          Advisory Resolution on Executive Compensation Proposal - to consider and act upon an advisory resolution on executive compensation (“Proposal Three”);

4.          Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal - to consider and act upon an Advisory Resolution on the Frequency of the Stockholders’ Advisory Resolution on Executive Compensation (“Proposal Four”); and

5.          To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of each proposal.

Stockholders of record as of October 8, 2013 (the “Record Date”) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.  WE ASK THAT YOU EITHER VOTE YOUR SHARES AT THE MEETING OR VOTE THEM VIA PROXY AT YOUR EARLIEST CONVENIENCE. WE ARE PROVIDING TWO WAYS IN WHICH YOU MAY VOTE VIA PROXY: (1) BY INTERNET, AT WWW.PROXYVOTE.COM AND USING THE CONTROL NUMBER LOCATED ON YOUR PROXY CARD, OR (2) BY RETURNING THE ENCLOSED PROXY CARD BY MAIL PURSUANT TO THE DIRECTIONS PRINTED ON THE PROXY CARD. IF YOU GIVE A PROXY, YOU MAY REVOKE IT AT ANY TIME BEFORE IT IS USED AND IF YOU VOTE IN PERSON AT THE MEETING, YOUR PROXY WILL AUTOMATICALLY BE REVOKED AS TO EACH MATTER ON WHICH YOU VOTE IN PERSON.

By Order Of The Board Of Directors

/s/ Min Chen
Min Chen
Chief Executive Officer and Chairman

October 10, 2013

Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
350301

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of Guanwei Recycling Corp., a Nevada corporation (the “Company” or “Guanwei”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 10:00 a.m., local time, on Wednesday, November 20, 2013 and at any adjournment or adjournments thereof, at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Fl., New York, NY 10006.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is October 11, 2013.  The proxy materials are also available free of charge on the internet at www.proxyvote.com.  Stockholders are invited to attend the Meeting to vote on the proposals described in this Proxy Statement.  However, stockholders do not need to attend the Meeting to vote.  Instead, stockholders may simply complete, sign and return the included proxy card or complete the proxy card online at www.proxyvote.com.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board personally or by mail, telephone or facsimile.

The Meeting is being held for the following purposes:

1.          Election of a slate of nominees consisting of Min Chen, Qijie Chen, Juguang Gao, Howard Barth, Rui Wang, Changzhu Wang and Jingshou Qin (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company (“Proposal One”);

2.          Ratification of the appointment of Friedman LLP as the Company’s independent registered public accountants for fiscal 2013 (“Proposal Two”);

3.          Advisory Resolution on Executive Compensation Proposal - to consider and act upon an advisory resolution on executive compensation (“Proposal Three”); and

4.          Advisory Resolution on the Frequency of the Stockholders’ Say on Pay Proposal - to consider and act upon an Advisory Resolution on the Frequency of the Stockholders’ Advisory Resolution on Executive Compensation (“Proposal Four”); and

5.          To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on October 8, 2013 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 10,407,839 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Meeting. No other class of voting securities was outstanding on the Record Date.

Quorum

The presence at the Meeting of a majority of the issued and outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors, Proposal One, requires the approval of a plurality of the votes cast at the Meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

For Proposal Two (ratification of independent auditors), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the Meeting and entitled to vote, is required.  Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. If your shares of Common Stock are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record”. This Proxy Statement and our Annual Report have been sent directly to you by us.

Beneficial Owner. If your shares of Common Stock are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This Proxy Statement and the Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included with your proxy materials.

Proxies

The form of proxy solicited by the Board affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer at the address of our principal office set forth above in the Notice to this Proxy Statement, or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

No person who has been a director or executive officer of the Company at any time since the beginning of our fiscal year, and no associate of any of the foregoing persons, has any substantial interest, direct or indirect, in any matter to be acted upon, except to the extent that a director is named as a Nominee for election to the Board.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

How do I learn the results of the voting at the Meeting?

The final voting results will be published in our current report on Form 8-K to be filed with the Securities and Exchange Commission within four business days after the date of the Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available.

PROPOSAL ONE

ELECTION OF DIRECTORS

Guanwei’s Board is currently comprised of seven members. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board has recommended for election Min Chen, Qijie Chen, Juguang Gao, Howard Barth, Rui Wang, Changzhu Wang and Jingshou Qin. If elected at the Meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Min Chen, Qijie Chen, Juguang Gao, Howard Barth, Rui Wang, Changzhu Wang and Jingshou Qin. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Min Chen, Qijie Chen, Juguang Gao, Howard Barth, Rui Wang, Changzhu Wang and Jingshou Qin has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with Guanwei, the dates of their initial election or appointment as director are as follows:

Name	Age	Position(s)	Experience
Min Chen	44	Chairman of the Board of Directors, Chief Executive Officer, President since November 2009
Min Chen has served as the Company’s Chairman, Chief Executive Officer and President since November 2009. He is the founder of the Company’s wholly-owned subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd., and has served as its Chief Executive Officer and Chairman of its Board of Directors since inception in 2005. From 1999 to 2005, Mr. Chen served as Chief Executive Officer and Chairman of the Board of Directors of Fuqing Huanli Plastic Corp. He holds a Bachelor’s degree in economics from Xiamen University. Mr. Chen studied at both Japan Arsker College and Japan University and obtained degrees in economics, and obtained a Master’s degree in innovative administration from Tsing Hua University in 2009. While in Japan, Mr. Chen completed a study of the advanced Japanese recycling business and upon returning to China in 1999, he established Gaoming Plastics Inc., a plastic recycling business. Mr. Chen has been working to expand the scale and level of recycling in China in a cost-efficient way.  Mr. Chen’s substantial knowledge of and experience with the Company, its operating subsidiary, and the recycled plastics industry, along with his leadership experience gained from his positions both within the Company and his other business experience, make him qualified to serve on the Board.  In addition, the Board felt that Mr. Chen’s specific educational experiences allow him to provide valuable insight into the management and direction of the Company.

Qijie Chen	46	Director since November 2009
Qijie Chen has served on the Company’s Board since November 2009 and has served as Vice General Manager of the Company’s wholly-owned subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd., since 2005. From 2002 to 2005, he served as Vice General Manager of Fuqing Huanli Plastic Corp., and prior to that, he worked as a sales representative and then sales manager at Fuqing Gaoming Plastics. Mr. Chen earned a diploma in chemistry from Fuzhou University.  Mr. Chen’s extensive knowledge of the Company’s operating subsidiary and of the recycled plastics industry, as well as his sales and marketing experience and his educational background, led the Board to conclude that he is valuable as a director of the Company because he can provide insight and knowledge to the Company’s strategic planning and operations.

Juguang Gao	50	Director since November 2009
Juguang Gao has served on the Company’s Board since November 2009 and has served as Sales Director of the Company’s wholly-owned subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd., since 2005.  During that time, he has successfully developed over 200 client relationships for the Company in over 10 provinces. Prior to joining Guanwei, he served as Sales Manager of Fujian Zhenyun Plastics Corp., Fujian Yatong Plastics Corp. and Rongyin Plastics Corp. from 1997 to 2005. He earned a diploma in chemistry from Fuzhou University in 1982.  The Board concluded that Mr. Gao is qualified to serve as a director of the Company because his general sales and marketing experience, and his extensive knowledge and experience with the Company’s operating subsidiary and with the plastics industry overall, provide valuable insight and knowledge to the Board.

Changzhu Wang	40	Independent Director since November 2009, Chairman of the Corporate Governance and Nominating Committee, Member of the Compensation Committee
Changzhu Wang has served on the Company’s Board since 2009. He founded and has served as President and CEO of Shandong Rongchen Real Property Development Corp. since 2004. He earned a Bachelor’s degree in business administration from Yokohama National University in 1995.  The Board concluded that Mr. Wang is a valuable member of the Board due to his educational background and business experience, and his experience with the Company, which provide unique insight and knowledge.

Rui Wang	43	Independent Director since November 2009, Chairman of the Compensation Committee, Member of the Audit Committee, Member of the Corporate Governance and Nominating Committee
Rui Wang has served on the Company’s Board since 2009.  In 2002, Mr. Rui founded and has served as President and CEO of Tianjin Yuanchuang Shuntian Architech Design & Consulting Inc. since that date. He earned a Bachelor’s degree in English Literature from Tianjin Foreign Studies University in 1991 and a Bachelor’s degree in Business & Commerce from University of Tokyo in 1997.  Mr. Wang’s leadership, educational and business experience, along with his experience with the Company, led the Board to conclude that he will be a valuable member of the Board.

Howard Barth	61	Independent Director since November 2009, Chairman of the Audit Committee
Howard Barth has served on the Company’s Board since 2009.  Currently he is also director and chairman of the Audit Committee of China Auto Logistics Inc. (a Nasdaq-listed company) since November 2008 and a director of Yukon Gold Corp. (an OTCBB-listed company).  From 2005 until May 2008, he served as a director of Yukon Gold Corp. and from May 2008 to December 2008 he serves as President and C.E.O. (at the time, dual listed on the OTCBB and TSX).  He has also been a director and chairman of the Audit Committee from December 2005 until June 2009 for Nuinsco Resources Limited (a TSX listed company).  He was also a director of Offshore Petroleum Corp. and Uranium Hunter Corporation (an OTCBB listed company).  Mr. Barth has operated his own public accounting firm in Toronto, Canada since 1985, and has over 30 years of experience as a chartered accountant. He is a member of the Canadian Institute of Chartered Accountants and the Ontario Institute of Chartered Accountants. He earned a Bachelors and Master’s degree in accounting from York University.   Mr. Barth’s extensive financial experience and his experience with both Canadian- and US-listed companies led the Board to conclude that Mr. Barth is a valuable member of the Board.

Jingshou Qin	42	Independent Director since November 2009, Member of the Audit Committee, Member of the Compensation Committee, Member of the Corporate Governance and Nominating Committee
Jingshou Qin has served on the Company’s Board since 2009. In 2000, he founded and has served as General Manager of Fuqing Yonghe Plastic & Rubbery Corp. since its inception. Prior to that he spent 8 years working for various plastic companies in sales and marketing. He earned a Bachelor’s degree in Mathematics from Fujian Normal University in 1993.  The Board concluded that Mr. Qin’s substantial experience in the plastics industry, along with his sales, marketing and leadership experiences in the industry and with the Company, provide valuable industry insight and make him a valuable member to serve on the Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF MIN CHEN, QIJIE CHEN, JUGUANG GAO, CHANGZHU WANG, RUI WANG, HOWARD BARTH AND JINGSHOU QIN

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed Friedman LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013. Services provided to the Company by our independent registered public accountants in fiscal 2012 are described under “Audit-Related Matters—Auditor Fees and Services,” below.

We are asking our stockholders to ratify the selection of Friedman LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Friedman LLP to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2013

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

PROPOSAL THREE

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

Recently enacted federal legislation (Section 14A of the Exchange Act) requires that we include in this Proxy Statement a non-binding stockholder vote on our executive compensation as described in this Proxy Statement (commonly referred to as “Say-on-Pay”) and a non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years.

We encourage stockholders to review the information set forth above under “Compensation Committee Report” and “EXECUTIVE COMPENSATION”, including the “Compensation Discussion and Analysis” and the tabular and narrative disclosure. As noted in the Compensation Discussion and Analysis:

•	Our goal is to provide a total compensation package that we believe our named officers and our stockholders will view as fair and equitable.

•	We have structured our compensation packages to motivate our named officers to achieve the Company’s business objectives and to align their interests with the interests of our stockholders.

•
This is not a mechanical process, and our Board of Directors has used its judgment and experience and works with our Compensation and Corporate Governance and Nominating Committees to determine the appropriate mix of compensation for each individual.

Required Vote

Because the vote is advisory, it will not be binding upon the Board or the Compensation and Corporate Governance and Corporate Governance and Nominating Committee and neither the Board nor the Compensation and Corporate Governance and Nominating Committee will be required to take any action as a result of the outcome of the vote on this Proposal. The Compensation and Corporate Governance and Nominating Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements

THE BOARD OF DIRECTORS STRONGLY ENDORSES THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE FOLLOWING RESOLUTION:

RESOLVED, that the stockholders approve the compensation of the Company’s named executive officers as described in this Proxy Statement under “Compensation Committee Report”, “EXECUTIVE  COMPENSATION”, including the “Compensation Discussion and Analysis”, and the tabular and narrative disclosure.

PROPOSAL FOUR

ADVISORY RESOLUTION ON THE FREQUENCY OF THE STOCKHOLDERS’ SAY ON PAY

As mentioned above, recently enacted legislation requires that we include in this Proxy Statement a separate non-binding stockholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain on the matter.

The Board has determined that an advisory vote on executive compensation every three years is the best approach for the Company based on a number of considerations, including the following:

•
Our compensation program is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant  portion of the compensation of our named executive officers;

•
A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

•	A three-year cycle will provide stockholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Required Vote

Although the vote is non-binding, our Board of Directors and the Compensation and Corporate Governance and Nominating Committee will take into account the outcome of the vote when making future decisions about the Company’s executive compensation policies and procedures. The Company’s stockholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when Say-on-Pay votes do not occur. For example, as discussed under “Stockholder Communications”, the Company provides stockholders an opportunity to communicate directly with the Board, including on issues of executive compensation.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Meetings and Certain Committees of the Board

The Board held two (2) meetings during 2012.  In fiscal year 2012, the Audit Committee held four (4) meetings, and the Compensation Committee and the Nominating and Corporate Governance Committee each held one (1) meeting.  We do not have a policy with regard to Board members’ attendance at annual meetings of stockholders.  Last year, none of the directors attended the annual meeting of stockholders.

Board Committees

Audit Committee

The Audit Committee is currently comprised of Howard Barth (Chair), Rui Wang and Jingshou Qin, each of whom is an independent director, as independence is currently defined in applicable SEC and NASDAQ rules. Immediately following the Meeting, assuming the election of the Nominees, the Audit Committee will be comprised of Howard Barth (Chair), Rui Wang and Jingshou Qin, each of whom will be “independent” as currently defined in applicable SEC and NASDAQ rules. The Audit Committee has an Audit Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on December 22, 2009, and which can be found on the Company’s website at www.guanweirecycling.com. Howard Barth is the designated “financial expert” as defined by the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee was established on December 4, 2009.

Compensation Committee

The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Rui Wang (Chair), Changzhu Wang and Jingshou Qin, all of whom are “independent” directors as currently defined in applicable SEC and NASDAQ rules. Immediately following the Meeting, assuming the election of the Nominees, the Compensation Committee will be comprised of Rui Wang (Chair), Changzhu Wang and Jingshou Qin, each of whom will be “independent” as currently defined in applicable SEC and NASDAQ rules. The Compensation Committee has a Compensation Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on December 22, 2009, and which can be found on the Company’s website at www.guanweirecycling.com.  The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board.  The Compensation Committee is permitted to delegate its authority in accordance with Nevada law unless prohibited by the Company’s bylaws or the Compensation Committee charter.  The Compensation Committee was established on December 4, 2009.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board. The Nominating Committee has a Nominating and Corporate Governance Committee Charter, a copy of which was filed as an exhibit to the Current Report on Form 8-K, filed by the Company on December 22, 2009, and which can be found on the Company’s website at www.guanweirecycling.com. The Nominating Committee submits the list of candidates to the Board who determines which candidates will be nominated to serve on the Board. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board a list of nominees to fill any interim vacancies on the Board resulting from the departure of a member of the Board for any reason prior to the expiration of his term. The Nominating Committee considers various criteria, including the ability of the individual to meet the NASDAQ “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the NASDAQ listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee also oversees our adherence to our corporate governance standards. The members of the Nominating Committee are Changzhu Wang (Chair), Rui Wang and Jingshou Qin. Immediately following the Meeting, assuming the election of the Nominees, the Nominating Committee will be comprised of Changzhu Wang (Chair), Rui Wang and Jingshou Qin, each of whom will be “independent” as currently defined in applicable SEC and NASDAQ rules. The Nominating Committee was established on December 4, 2009.

Director Nominations and Independence

The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominee before deciding whether such person should be nominated. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Other relevant factors, including age and diversity of skills, will also be considered. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders. The Board uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms).

In addition, the Board reviews each nominee’s relationship with the Company in order to determine whether the nominee can be designated as independent. The following members of our Board meet the independence requirements and standards as currently defined in applicable SEC and NASDAQ rules: Howard Barth, Rui Wang, Jingshou Qin and Changzhu Wang.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also our Chief Executive Officer and President. We believe that by having this combined position, our Chief Executive Officer/Chairman serves as a bridge between management and the Board, ensuring that both act with a common purpose, and that the combined position facilitates our focus on both long- and short-term strategies.  Further, we believe that the advantages of having a Chief Executive Officer/Chairman with extensive knowledge of our company outweigh potential disadvantages.  Additionally, because four of our seven current Board members have been deemed to be independent by our Board, we believe our board structure provides sufficient independent oversight of our management.  Our Compensation Committee annually reviews our corporate goals and presents our Chief Executive Officer’s compensation for Board approval, and our bylaws also allow special meetings to be called by the President, the Chairman, or any two members of the Board.  We do not have a lead independent director.  We administer our risk oversight function through our Audit Committee as well as through our Board as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to Min Chen, Chairman of the Board of Directors, at Rong Qiao Economic Zone, Fuqing City, Fujian Province, People’s Republic of China 350301. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication”.  All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Chen and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings.

Compensation of Directors

The Company paid $24,000 to our audit committee chair/director for each of the years ended December 31, 2012 and 2011. No other directors received any compensation in either of the fiscal years ended December 31, 2012 and 2011. We may establish certain compensation plans (e.g. options, cash for attending meetings, etc.) with respect to directors in the future.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of the Compensation Committee are Rui Wang (Chair), Changzhu Wang and Jingshou Qin, all of whom are “independent” directors as currently defined in applicable SEC and NASDAQ rules.  None of the members of the Compensation Committee was or is an officer or employee of the Company.  No member of the Compensation Committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K.  None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee.

 Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change of control arrangements with directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Age	Position With Our Company
Min Chen	44	Chief Executive Officer, President, Chairman of the Board
Feng Yang	44	Chief Financial Officer, Secretary, Treasurer

Mr. Chen and Mr. Yang have both served in their respective positions since November 2009.

Mr. Chen’s business experience can be found in Proposal One.  Mr. Yang served as Chief Financial Officer, Secretary and Treasurer of the Company since November 2009.  He has served as Chief Financial Officer of Fuqing Guanwei Plastic Industry Co. Ltd., our wholly-owned subsidiary, since 2009; from 2007 to 2009, he served as Chief Financial Officer of Xi’An Li Ao Technology Inc. From 2003 to 2006, he worked as the financial controller for China Diary Group Limited (CHDA, Singapore Securities Exchange listing) and served as the Chief Financial Officer for Xi'An Silver Bridge Bio-tech Corp. (a Singapore listed corporation) from 2001 to 2003. Mr. Yang is a certified public accountant in China and has over 19 years of accounting experience.  He earned a Bachelor’s degree in Accounting from China Northwest University.

Certain Relationships and Related Transactions.

Approval of Related Person Transactions

Our Code of Business Conduct and Ethics requires all of our personnel to be scrupulous in avoiding a conflict of interest with regard to our interests.  The code prohibits us from entering into a business relationship with an immediate family member, or with a company that the employee or immediate family member has a substantial financial interest unless such relationship is disclosed to, reviewed by and approved in advance by our Board.

Each of our directors and executive officers is required to complete an annual disclosure questionnaire and report all transactions with us in which they and their immediate family members had or will have direct or indirect material interest with respect to us.  The Audit Committee reviews these questionnaires and, if the Audit Committee determines it necessary, it discusses any reported transactions with the entire Board.  The Audit Committee does not, however, have a formal written policy for approval or ratification of such transactions, and all such transactions are evaluated on a case-by-case basis.  If the Audit Committee believes a transaction is significant to the Company and raises particular conflict of interest issues, it will discuss it with our legal counsel, and if necessary, will engage its own legal and financial counsel to evaluate and approve the transaction.

Dividend

The Company has not paid any cash dividends during the years ended December 31, 2012 and 2011 and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company’s business.

Import Quota

During the years ended December 31, 2012 and 2011, the Company utilized the import quota of a related party, Huan Li, for importing regenerative plastic materials at no consideration. Huan Li is considered to be a related party since Chen Min, an officer, director and shareholder of Fuqing Guanwei Plastic Industry Co. Ltd., our wholly-owned subsidiary, and an officer and director of the Company, is also the Chief Executive Officer, Chairman of Board of Directors and legal representative of Huan Li. Huan Li is an inactive entity and has no operations.

Accrued Expenses

Chenxin International, a Hong Kong company and shareholder of the Company which is controlled by Mr. Rui Wang (“Mr. Wang”), a director of the Company, has an oral arrangement with the Company further discussed below pursuant to which Chenxin International has paid accrued expenses of $517,863 and $562,552 on behalf of the Company during the years ended December 31, 2012 and 2011, respectively.   These amounts were related to legal and professional fees which are not payable in Chinese RMB (audit and audit-related expenses, legal fees, fees payable to the Company's transfer agent and EDGAR agent, and fees paid to NASDAQ and the SEC relating to the Company's listing) and which were reflected on the Company’s consolidated balance sheets as outstanding amounts due to a shareholder as of December 31, 2012 and December 31, 2011. This arrangement is not reflected in any written agreement and management believes is typical of PRC business practices in the region where the Company is located.

The arrangement stems from the fact that Mr. Min Chen (“Mr. Chen”), the Company’s Chief Executive Officer, President, and Chairman of the Board, and Mr. Wang have a business and personal relationship that dates to the mid-1990s. This relationship was still in effect when Mr. Chen founded the Company’s wholly-owned subsidiary, Fuqing Guanwei Plastic Industry Co. Ltd., in 2005 and when the Company became a publicly listed company in the United States in 2009. At that time, Mr. Chen and Mr. Wang entered into the current arrangement whereby Chenxin International would cover on behalf of Fuqing Guanwei Plastic Industry Co. Ltd. all expenses outside China because, as a Hong Kong company, Chenxin International is not subject to the approval of the PRC Office of Currency Control for payments made outside of China to which Chinese companies, including Fuqing Guanwei Plastic Industry Co. Ltd., are subject. This arrangement enables the Company to satisfy its obligations in a timely manner.

The agreement contemplates that Chenxin International shall be paid back all amounts due to it in a lump sum upon the closing of a future financing by the Company. The Company does not pay any interest or other charges on the amounts paid by Chenxin International. Chenxin International may unilaterally decide to discontinue paying accrued expenses on the Company’s behalf at any time.

On April 20, 2012, the Company entered into an Indebtedness Conversion Agreement with Chenxin International, pursuant to which the Company issued 407,824 shares (pre reverse split 815,648 shares) of the Company’s common stock to Chenxin International at $3.60 (a pre reverse split price of $1.80) per share in consideration for the conversion by Chenxin International of certain advances equal to $1,468,167, which represented the outstanding balance due to Chenxin International as of December 31, 2011.

As of December 31, 2012 and 2011, the amount related to legal and professional fees paid by Chenxin International on behalf of the Company were $517,863 and $1,468,167, respectively.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of October 10, 2013, information known to us relating to the beneficial ownership of shares of the Company’s Common Stock by each person who is the beneficial owner of more than 5 percent (5%) of the outstanding shares of Common Stock, each director, each executive officer, and all executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount of Direct Ownership	Amount of Indirect Ownership	Total Beneficial Ownership	Percentage of Class (1)
Fresh Generation Overseas Limited (2) Rong Qiao Economic Zone Fuqing City Fujian Province, 350301 People’s Republic of China	6,000,000	–	6,000,000	57.64%

Security Ownership of Management

The following table sets forth the ownership interest in the Company’s Common Stock, as of October 10, 2013, of all directors individually and all directors and officers as a group. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner (4)	Amount of Direct Ownership	Amount of Indirect Ownership		Total Beneficial Ownership	Percentage of Class (1)
Min Chen, Chairman and CEO	–	1,632,000	(2)	1,632,000	15.68%
Qijie Chen, Director	–	1,092,000	(2)	1,092,000	10.49%
Jianli You, Workshop Manager	–	2,184,000	(2)	2,184,000	20.99%
Juguang Gao, Director	–	1,092,000	(2)	1,092,000	10.49%
Changzhu Wang, Director	–	–		–	–
Rui Wang, Director	–	407,824	(3)	407,824	3.92%
Howard Barth, Director	–				–
Jingshou Qin, Director	–	–		–	–
Feng Yang, Chief Financial Officer	–	–		–	–
ALL DIRECTORS AND OFFICERS AS A GROUP:		6,407,824		6,407,824	61.57%

(1)
Applicable percentage of ownership is based on 10,407,839 shares of Common Stock outstanding as of October 10, 2013, together with securities exercisable or convertible into shares of Common Stock within sixty (60) days of October 10, 2013 for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Note that affiliates are subject to Rule 144 and insider trading regulations. The percentage computation is for form purposes only.

(2)
Min Chen, Qijie Chen, Jianli You and Juguang Gao previously owned all of the issued and outstanding shares of Fresh Generation Overseas Limited, the Company’s principal shareholder, in the following proportions: Min Chen (27.2%), Jianli You (36.4%), Qijie Chen (18.2%), Juguang Gao (18.2%). In November 2008, Qijie Chen, Jianli You and Juguang Gao transferred their interests in Fresh Generation Overseas Limited to Min Chen, as trustee, to hold such interests in trust for their benefit. Qijie Chen, Jianli You and Juguang Gao retain the power to direct Min Chen regarding how to vote or dispose of the shares held in trust.

Also in November 2008, Min Chen entered into a trust agreement with Bank Yu Po Fung, as trustee, to hold the shares of Fresh Generation Overseas Limited in trust for Min Chen. Min Chen retains investment and voting control over such shares, and accordingly he is the indirect beneficial owner of the shares of our Common Stock held by Fresh Generation Overseas Limited. However, by virtue of the first trust arrangement, Qijie Chen, Jianli You and Juguang Gao are also deemed to beneficially own the shares of the Company’s Common Stock held by Fresh Generation Overseas Limited in proportion to their respective interests in the trust assets.

(3)
Rui Wang has significant control over Chenxin International Limited, a Hong Kong company and is deemed to beneficially own the shares of the Company’s Common Stock held by Chenxin International Limited.

(4)	Each beneficial owner has the same address as the Company.

Compensation of Officers

The following table sets forth compensation information concerning all cash and non-cash compensation awarded to, earned or paid to certain of all executive officers and other key employees of the Company for services in all capacities during the last two (2) completed fiscal years ended December 31, 2012 and 2011. The following information includes the U.S. dollar value, based on the exchange rate of the RMB to USD on December 31, 2012, of bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Total ($)

Min Chen,	2012	114,224	114,224
CEO and Chairman (1)	2011	111,559	111,559

Feng Yang,	2012	76,149	76,149
CFO (2)	2011	74,372	74,372

Qijie Chen	2012	-	-
Vice General Manager (3)	2011	74,372	74,372

You Jianli,	2012	76,149	76,149
Workshop Manager (4)	2011	74,372	74,372

Juguang Gao,	2012	76,149	76,149
Operation Manager (5)	2011	74,372	74,372

**
The columns for “Bonus,” “Stock Awards,” “Option Awards,” “Non-Equity Incentive Plan Compensation,” “Non-qualified Deferred Compensation Earnings,” and “All Other Compensation” have been omitted because there were no such awards.

(1)	Min Chen’s base salary for the fiscal years ended December 31, 2012 and 2011 was RMB720,000, or $114,224 and $111,559, respectively.

(2)	Feng Yang’s base salary for the fiscal years ended December 31, 2012 and 2011 was RMB480,000, or $76,149 and $74,372, respectively.

(3)
Qijie Chen’s base salary for the fiscal years ended December 31, 2012 and 2011 was RMB0, and RMB480,000, respectively, or $0 and $74,372, respectively.  Mr. Qijie Chen took leave of absence for personal reason since January 2012 to present.  His duties and responsibilities as a vice general manager has been assumed by Mr. Min Chen, the CEO and chairman.

(4)	Jianli You’s base salary for the fiscal years ended December 31, 2012 and 2011 was RMB480,000, or $76,149 and $74,372, respectively.

(5)	Juguang Gao’s base salary for the fiscal years ended December 31, 2012 and 2011 was RMB480,000, or $76,149 and $74,372, respectively.

Each of the executive officers of the Company has entered into standard employment contracts with the Company, a form of which is incorporated as an exhibit to the Company’s Annual Report on Form 10-K filed March 28, 2013, as Exhibit 10.5. The contracts have 3-year terms and are otherwise consistent with the standard form prescribed by the Fujian Labor and Social Security Administration. We have no stock option, retirement, pension or profit-sharing programs for the benefit of directors, officers or other employees, but the Board may recommend adoption of one or more such programs in the future.

None of the directors or officers have any stock options or equity awards.

Executive Compensation

Our compensation program is designed to provide its executive officers with competitive remuneration and to reward their efforts and contributions to the Company. Elements of compensation for our executive officers include base salary and cash bonuses.

Before we set the base salary for our executive officers, we research the market compensation in the Fujian Province for executives in similar positions with similar qualifications and relevant experience, and add a premium as an incentive to attract high-level employees. Company performance does not play a significant role in the determination of base salary.

Cash bonuses may also be awarded to our executives on a discretionary basis at any time. Cash bonuses are also awarded to executive officers upon the achievement of specified performance targets, including annual revenue targets for the Company.

Director Compensation

The Company paid $24,000 to our audit committee chair/director for each of the years ended December 31, 2012 and 2011. No other directors received any compensation in either of the fiscal years ended December 31, 2012 and 2011. We may establish certain compensation plans (e.g. options, cash for attending meetings, etc.) with respect to directors in the future.

Employment Agreements

We have a labor contract with each employee as required by law in the PRC. The labor contract mainly includes job responsibilities, contract period, working time, payment and other terms.

Outstanding Equity Awards at Fiscal Year-End

None.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the Registrant’s directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Registrant with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Registrant believes that, during that past fiscal year, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met, except that Mr. Rui Wang did not file a Form 4 on time.

Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

Benefit Plans

The Company has no stock option, retirement, pension or other profit-sharing programs for the benefit of our directors, officers or employees; however, our Board may recommend the adoption of one or more such programs in the future.

In accordance with Chinese law, we offer a welfare program pursuant to which it pays pension, accident, medical, birth, job and housing allowance payments for all contract employees.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceeding that is material to the evaluation of their ability or integrity relating to any of the items set forth under Item 401(f) of Regulation S-K.

None of the directors or executive officers is a party adverse to the Company or any of its subsidiaries in any material proceeding, or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

There are no family relationships by and between or among the members of the Board or other executives. None of the Company’s directors and officers are directors or executive officers of any company that files reports with the SEC except as set forth in the Biographies section above.

AUDIT-RELATED MATTERS – AUDITOR FEES AND SERVICES

Our independent accountant is Friedman LLP (“Friedman”).  As reported in the Registrant’s Current Report on Form 8-K filed on February 8, 2012, the Registrant appointed Friedman LLP as its independent accountant effective immediately.  Our previous independent accountant was BDO Limited (“BDO”).  Set forth below are aggregate fees billed by Friedman and BDO for professional fees rendered for the audit and quarterly reviews of the Registrant’s financial statements included in the Registrant’s Forms 10-K and 10-Q for the fiscal years ended December 31, 2012 and 2011.

AUDIT FEES

During the years ended December 31, 2012 and 2011, the fees billed and paid to Friedman were $170,991 and $0, respectively.

During the years ended December 31, 2012 and 2011, the fees billed and paid to BDO were $18,500 and $203,500, respectively.

The fees expected to be billed and paid to Friedman related to the audit for the year ended December 31, 2012 are approximately $86,000.

AUDIT-RELATED FEES

The Company's auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements during fiscal 2012 and 2011.

TAX FEES

The aggregate fees billed by the Company's auditors for professional services for tax compliance, tax advice, and tax planning were $0 for fiscal 2012 and 2011.

ALL OTHER FEES

The aggregate fees billed by the Company's auditors for all other non-audit services rendered to the Company, such as attending meetings and other miscellaneous financial consulting in fiscal 2012 and 2011 were $0.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The policy of the Audit Committee is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee has delegated pre approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date.  None of the services described above in this Item 14 were approved in advance by the Audit Committee during the fiscal year ended December 31, 2012.

Principal Accountant’s Engagement to Audit

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was approximately 73%.

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at Rong Qiao Economic Zone, Fuqing City, Fujian Province, People’s Republic of China 350301.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before June 11, 2014. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the Election of the Directors, the ratification of Friedman LLP and the Advisory Resolutions.  Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an internet site that contains the reports, proxy and information statements and other information regarding Guanwei that we have filed electronically with the SEC. The address of the SEC’s internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which has been filed with the SEC pursuant to the Securities Exchange Act of 1934, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Guanwei Recycling Corp., at Rong Qiao Economic Zone, Fuqing City, Fujian Province, People’s Republic of China 350301, or on the SEC’s internet website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

October 10, 2013	/s/ Min Chen
Min Chen
Chief Executive Officer and Chairman of the Board of Directors

c/o Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Min Chen　02 Qijie Chen　03 Juguang Gao　04 Howard Barth　05 Rui Wang
06 Changzhu Wang　07 Jingshou Qin

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	Ratification of the appointment of Friedman LLP as the Company's independent registered public accountants for fiscal 2013.	☐	☐	☐
3	Advisory resolution on executive compensation - to consider and act upon an advisory resolution on executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

		1 year	2 years	3 years	Abstain
4	Advisory resolution on the frequency of the stockholders' say on pay - to consider and act upon an advisory resolution on the frequency of the stockholders' advisory resolution on executive compensation.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]　Date　　Signature (Joint Owners)　Date

0000186264_1　R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

GUANWEI RECYCLING CORP.
Annual Meeting of Shareholders
November 20, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoints Min Chen and Feng Yang, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of GUANWEI RECYCLING CORP. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, EST on 11/20/2013, at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, New York 10006, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000186264_2 R1.0.0.51160